                                                                    EXHIBIT 10.3

                           CREDIT FACILITY AGREEMENT

        This CREDIT FACILITY AGREEMENT (the "Agreement") is entered into as of December 21, 1999 by and among OMNIS TECHNOLOGY CORPORATION, A DELAWARE CORPORATION (the "Company"), and ASTORIA CAPITAL PARTNERS, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("Lender").

        In consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

        1. CREDIT FACILITY AMOUNT AND TERMS.

                1.1. AMOUNT. During the Availability Period described below, Lender will provide a line of credit to the Company ("line of credit"). The amount of the line of credit is Three Million Dollars ($3,000,000) (the "Commitment"). This is a non-revolving line of credit. Any amount borrowed, even if repaid before the Maturity Date of the line of credit, permanently reduces the remaining available line of credit.

                1.2. ADVANCES; DISBURSEMENTS. During the first ten (10) days of each month of the Availability Period (except for December 1999, during which advances may be requested until December 31), the Company may request one or more advances in an aggregate monthly amount of up to Five Hundred Thousand Dollars ($500,000). The Company agrees not to permit the outstanding principal balance of the line of credit to exceed the Commitment. Each advance must be for at least One Hundred Thousand Dollars ($100,000), or for the amount of the remaining available line of credit if less. Each disbursement request shall be made in writing and shall be delivered to the Lender in the manner described in
Section 7.6 hereof. The Lender shall make all disbursements by wire transfer to an account or accounts designated by the Company within three (3) business days after delivery of a disbursement request. The first advance shall be made to the Company within one (1) business day after the Effective Date (as defined in Section 1.4 below) in the amount of Five Hundred Thousand Dollars ($500,000) (and this Agreement shall be deemed to be the Company's disbursement request for such amount).

                1.3. AVAILABILITY PERIOD. The "Availability Period" of the line of credit commences on the Effective Date and expires on May 31, 2000 (the "Maturity Date") unless there is a Change of Control (as defined below). If there is a Change of Control, then in addition to the Lender's other remedies, the Lender may terminate the Availability Period and may require the Company to immediately repay any amounts of principal and interest accrued and unpaid under the Note (as defined below). The term "Change of Control" shall mean the consummation of:

                        (a) The sale or other transfer of more than Fifty Percent (50%) of the voting capital stock of the Company in one or more related transactions for material consideration to any person or entity or group of persons or entities not previously shareholders of the Company and not owned or controlled by any previous shareholders of the Company, with such shareholder status determined immediately prior to the transaction; or

                (b) The sale or other transfer of all or substantially all of the assets of the Company in one or more related transactions not in the ordinary course of the business of the Company to unrelated third parties, whether by sale, exchange, merger, consolidation, reorganization, dissolution or liquidation;

other than (1) any transaction in which the Company (with the same identity of ownership after such transaction as before such transaction) is a surviving parent of the transferee corporation or entity or is a surviving subsidiary of a transferee parent corporation or entity owned or controlled by persons who, immediately prior to such transaction, owned a majority of the outstanding voting stock of the Company; (2) any sale or transfer of the capital stock owned or controlled by the majority shareholder or shareholders of the Company to trusts or comparable entities for the primary benefit of such shareholders or their family members or to the estate, heirs or devisees of any such shareholder in the event of his or her death; or (3) any transaction in which the Company reincorporates in another jurisdiction or engages in other internal reorganization or changes in corporate structure without the receipt of consideration and with the same identity of ownership as immediately before such transaction; none of which shall be a Change of Control hereunder.

        1.4. LOAN DOCUMENTS; DELIVERY; EFFECTIVE DATE. The "Loan Documents" are the documents indicated below, each dated as of the date of this Agreement unless indicated otherwise. A capitalized term used in this Agreement but not defined herein has the meaning given in the other Loan Documents.

                (a) The Agreement.

                (b) The Note

                (c) The Warrant (as defined below)

Each party shall execute and deliver to the other party counterpart copies of the Loan Documents by telefacsimile or hand delivery on or before the Effective Date (as defined in this Section 1.4). In addition, on or before the Effective Date (as defined in this Section 1.4), (a) the Company shall deliver to the Lender at its address set forth on the signature page hereof (or to Lender's counsel at its San Francisco office, att'n: Jeff L. Schaffer) an original executed counterpart of the Credit Facility Agreement bearing an authorized signature on behalf of the Company, and (b) the Lender shall deliver to the Company at its address set forth on the signature page hereof (or to the Company's counsel at its San Francisco office, att'n: Scott Kline) an original executed counterpart of the Credit Facility Agreement. Finally, on or before the Effective Date (as defined in this Section 1.4), the Company shall obtain the Lender's signature in the "ACCEPTANCE BY HOLDER" signature line on the last page of the Warrant, and the Company shall deliver by Federal Express or other overnight courier directly to ING Barings, LLC, 350 Park Ave., 3rd Floor, New York, New York, 10022, Att'n: Dave Johnson, both of the following documents: (i) the executed original Note bearing an authorized signature on behalf of the Company, and (ii) the executed original Warrant bearing authorized signatures on behalf of the Company and the Lender. For purposes of this Agreement, the "Effective Date" shall be the date that the last of all of the executions and deliveries specified in this Section 1.4 (including, without limitation, Furham Selz's actual receipt of the executed original Note and Warrant) has occurred.

        2. PROMISSORY NOTE.

                2.1. ISSUANCE OF NOTE; INTEREST RATE. Subject to the terms and conditions of this Agreement, at the time of the execution and delivery of this Agreement by the parties, the Company will issue a promissory note of the Company payable to the Lender in the maximum principal amount of the Commitment and bearing interest at the rate of eight percent (8%) per annum (except that upon the occurrence of a Default and for so long as any Default remains outstanding, the outstanding principal amount of such Note shall bear interest at the Default rate of ten percent (10%) per annum), in substantially the form of Exhibit A hereto (the "Note"), and such Note shall be delivered for the benefit of the Lender as provided in Section 1.4. Notwithstanding any provision herein, the Company and Lender intend that the total liability for payments in the nature of interest shall not exceed the applicable limits imposed by any applicable state or federal interest rate laws. If any payments in the nature of interest, additional interest, and other charges made hereunder are held to be in excess of the applicable limits imposed by any applicable state or federal laws, it is agreed that any such amount held to be in excess shall be considered payment of principal and the indebtedness evidenced thereby shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable state or federal interest rate laws.

                2.2. TERM AND PREPAYMENT OF NOTES. All unpaid principal and all accrued and unpaid interest on the Note shall be due and payable on the Maturity Date. The Company may prepay all or part of the Note at any time without penalty and, upon payment of the Debt (as defined herein) in full, may terminate the line of credit. Under all events and circumstances, the line of credit shall terminate no later than the Maturity Date.

                2.3. FEES AND EXPENSES. In addition to principal and interest with respect to the Note, the Company agrees on the Closing Date, to reimburse the Lender for (or pay to the Lender's counsel directly) up to Twenty-Five Thousand Dollars ($25,000) of the reasonable fees and expenses of Lender's counsel in connection with the drafting and negotiation of this Agreement and the other Loan Documents (including a reasonable estimate of post-closing fees and expenses of such counsel). To the extent that they are not paid on the Closing Date, the fees and expenses described in this Section 2.3 (collectively, "Fees and Expenses") shall be payable within thirty (30) days after invoice by the Lender.

                2.4. SECURITY FOR THE NOTES.

                        (a) GRANT OF SECURITY INTEREST. The Company hereby grants to the Lender a security interest in the property described in Section 2.4(c) below (collectively, the "Collateral") to secure payment of all amounts due under this Agreement or the Note, including without limitation the principal amount of all advances and all accrued interest thereon (collectively, the "Debt") and performance by the Company of all of the Company's covenants, liabilities, undertakings and obligations to the Lender hereunder, whether absolute or contingent.

                        (b) UCC-1 FINANCING STATEMENTS. Concurrently with the execution of this Agreement, the Company shall (1) execute and deliver to Lender UCC-1 Financing Statements ("UCC-1 Financing Statements") in favor of the Lender covering the Collateral in form and substance reasonably satisfactory to Lender. In addition, at Lender's request from time to time after delivery of the Financing Statement, the Company will execute and deliver to Lender such other documents as Lender may reasonably request to perfect Lender's security interest in the Collateral.

                        (c) COLLATERAL. The Collateral shall consist of all tangible and intangible property of the Company (and all of the Company's right, title and interest therein and thereto), whether now owned by the Company or acquired by the Company after the date hereof at any time, including, but not limited to, goods, inventories, machinery, equipment, fixtures, documents, patents, patent applications, customer lists, contract rights, instruments, books, records, files, licenses of patents and technology, computer programs in source or object code, general intangibles, goodwill, chattel paper, accounts receivable and accounts, including all cash and non-cash proceeds of all such property, the products and increase of all such property, and all additions to and replacements of all such property. For purposes hereof, the term "proceeds" includes whatever is receivable or received by the Company when Collateral is sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto. The Company hereby represents and warrants to the Lender that the Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in such Collateral, will be the owner thereof) and such Collateral is free and clear of all liens and encumbrances, except for any liens and encumbrances that arise by operation of law (such as mechanic's or materialmen's liens) and that do not secure any past-due amount owing by the Company or as set forth on Schedule 2.4(c) attached hereto.

                        (d) WAIVER BY THE COMPANY. To the maximum extent permitted by law, the Company hereby waives (i) any right to require the Lender to pursue any particular remedy against the Company or any other person; (ii) any right to the benefit of, or to direct the application of, any Collateral until the Debt shall have been paid and performed in full; and (iii) any right of subrogation to the Lender until the Debt shall have been paid and performed in full.

                        (e) DEFAULT. The Company shall be deemed in default ("Default") under this Agreement if (1) the Company shall fail to make payment of the principal amount of all advances hereunder and all accrued interest thereon as and when due, (2) The Company shall fail to make payment of any Fees and Expenses hereunder within ten (10) days of when due, (3) the Company shall file a petition in bankruptcy or for reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same nature under any Federal or state law, or the Company is adjudicated a bankrupt or insolvent or makes an assignment for the benefit of creditors, or any petition or other proceeding is filed by the Company for appointment of a trustee, receiver, conservator or liquidator of all, or substantially all, of the Company's property, or if any involuntary petition in bankruptcy or other proceeding of a similar nature shall be filed against the Company and shall not be dismissed within forty-five (45) days after such filing, (4) the Company shall fail to observe or perform any other term or condition of this Agreement in any material respect, and such failure or breach shall continue for a period of twenty-one (21) days, or (5) any representation or warranty of the Company contained in any Loan Document was false or misleading in any material respect when made or deemed made.

                        (f) REMEDIES. Upon the occurrence of any such Default, the Lender may, in addition to all rights and remedies available to the Lender hereunder or under the California Commercial Code, do any one or more of the following:

                        (1) foreclose or otherwise enforce the Lender's respective security interest in any manner permitted by law or provided for in this Agreement;

                        (2) recover from the Company all costs and expenses, including without limitation reasonable attorneys' fees and costs, incurred or paid by the Lender in exercising any right, power or remedy provided by this Agreement or by law;

                        (3) require the Company to assemble the Collateral and make it available to the Lender at the Company's facilities;

                        (4) enter onto property where any Collateral is located and take and maintain possession thereof and remove the Collateral therefrom with or without judicial process;

                        (5) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any commercially reasonable manner and to the extent the Lender deem appropriate; and

                        (6) declare all or any of the Debt to be immediately due and payable (and upon which declaration the Debt shall be so due and payable); provided, however, that in the event of any Default under clause (1), (2) or (3) of
                        Section 2.4(e), all Debt shall automatically and immediately become due and payable without declaration, notice or any other action whatsoever.

If a sufficient sum is not realized from the disposition of Collateral to pay the Debt then outstanding, the Company shall be liable for and agrees to pay any deficiency.

                        (g) CUMULATIVE RIGHTS. The rights, powers and remedies of the Lender hereunder shall be in addition to all rights, powers and remedies given to the Lender by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Lender's security interest in the Collateral.

                2.5. ADMINISTRATION.

                        (a) LOAN ACCOUNT. The Lender shall maintain in its records a loan account for the line of credit hereunder (the "Loan Account") in which shall be recorded (i) the principal amount of the advances made under the line of credit, (ii) the amount of interest accrued on the line of credit; (iii) all other appropriate debits and credits as and when due in accordance with this Agreement; (iv) all Fees and Expenses; and (v) all payments made by the Company on the line of credit. All entries in the Loan Account shall be made in accordance with the customary accounting practices of the Lender as in effect from time to time. All payments hereunder shall be applied first, to Fees and Expenses, second, to accrued and unpaid interest, and third, to principal payments then due and owing.

                        (b) STATEMENTS. The Lender shall deliver to the Company a written statement each calendar month setting forth the balance of the principal amount of the line of credit outstanding, all accrued and unpaid interest thereon, all Fees and Expenses and the remaining available amount of line of credit. Each such statement shall be subject to subsequent review by the Company and shall be binding upon the Lender.

        3. THE WARRANT. Concurrently with the issuance of the Note, and subject to the terms and conditions of this Agreement, at the Closing the Company will issue to the Lender a non-transferable warrant to purchase shares of capital stock of the Company (the "Warrant Shares") in substantially the form of Exhibit B hereto (the "Warrant"). The Warrant Shares shall be subject to the registration rights set forth in the Warrant. The Warrant shall be delivered by the Company for the benefit of the Lender in accordance with Section 4.1

        4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender as follows:

                4.1. ORGANIZATION AND STANDING; ARTICLES AND BYLAWS. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the state of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified or licensed as a foreign corporation in California.

                4.2. CORPORATE POWER. The Company has all requisite legal and corporate power to enter into this Agreement, to issue the Note and Warrant, and to carry out and perform its obligations under the terms hereof and thereof, subject to applicable federal and state securities laws.

                4.3. AUTHORIZATION. All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of the Note and Warrant pursuant hereto and the performance of the Company's obligations hereunder and thereunder has been taken. This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

                4.4. NO CONFLICT. To the actual knowledge of the Company, (i) the execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby will not materially conflict with any legally enforceable contract or agreement between the Company and any third person or entity; and (ii) the Company is not a party to any outstanding agreement which any material obligation or agreement is inconsistent with the Loan Documents.

                4.5. USE OF PROCEEDS. The Company shall use the advances hereunder for general corporate purposes and working capital as deemed necessary or appropriate by the Board of Directors and Management of the Company.

                4.6. DISCLOSURE. To the actual knowledge of the Company, (i) the Loan Documents, including the exhibits thereto, and the information delivered to the Lender pursuant to the Loan Documents do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading and (ii) there is no fact which materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets which has not been set forth in the Loan Documents, or exhibits thereto.

Each of the foregoing representations and warranties automatically shall be deemed brought down and remade anew by the Company each time, and as of the date, it requests an advance from the Lender pursuant to Section 1 above.

        5. REPRESENTATIONS AND WARRANTIES OF THE LENDER.

                5.1. DUE EXECUTION. The Loan Documents have been duly executed and delivered by the Lender, and, upon execution and delivery by the Company, will be valid and legally enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

                5.2. AUTHORITY. The Lender has all right, power and authority to enter into the Loan Documents and to consummate the transactions contemplated thereby, and the Loan Documents, once executed by the Company and the Lender, will constitute the legally binding valid obligations of the Lender enforceable in accordance with their terms, such enforceability being subject only to laws of general application relating to bankruptcy, insolvency and the relief of the Company and rules of law governing specific performance, injunctive relief or other equitable remedies.

                5.3. BROKERS OR FINDERS. The Company has not incurred and will not incur, directly or indirectly, as a result of any action taken by the Lender, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

                5.4. COMPLIANCE WITH SECURITIES LAWS. The Lender hereby represents, warrants and covenants that (1) the Note, Warrant and Warrant Shares shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and rules, regulations and interpretations thereunder and thereof) thereof; (2) the Lender has had such opportunity as the Lender has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Lender to evaluate the merits and risks of its loan to the Company and any investment in the Company; (3) the Lender is able to bear the economic risk of holding the Note, Warrant and Warrant Shares for an indefinite period; and (4) the Lender understands that (i) the Note and Warrant will not be registered under the Securities Act, (ii) the Warrant Shares will not be registered under the Securities Act unless and until the Lender's rights under the Warrant are exercised in accordance with the terms thereof, and until such registration is effected, (iii) the Note, Warrant and Warrant Shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and (iv) the exemption from registration under Rule 144 will not be available for at least one year from the date of purchase of the Note and Warrant or exercise of the Warrant, as the case may be, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with. The Company acknowledges that a transfer of the Note or a fractional portion of the Note to one or more of the partners who comprise the Lender as a distribution without consideration (whether upon liquidation of Lender or a withdrawal of capital by such a partner in accordance with Lender's agreement of limited partnership) will not require any registration of the Note or any consent of the Company.

                5.5. LEGENDS. The Lender understands that the Warrant Shares will bear restrictive legends as deemed necessary by the Company or its counsel with regard to the matters set forth in this Agreement or otherwise as necessary or appropriate.

        6. NO ADDITIONAL DEBT. So long as there is any Debt outstanding or the line of credit remains in effect, except for any Debt owing to the Lender or debt issued contemporaneously with payment of the Debt in full and termination of the line of credit, the Company shall not incur or issue or permit to exist any indebtedness for borrowed money (whether or not evidenced by any note, indenture, mortgage or other instrument), including without limitation any deferred portion of the purchase price for property or services (other than trade payables incurred in the ordinary course of business that are not past due) without the written consent of Lender (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the Company may, without the consent or approval of the Lender, incur junior debt in the aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) in connection with the purchase or lease of property (whether or not in the ordinary course of business).

        7. MISCELLANEOUS.

                7.1. WAIVERS AND AMENDMENTS.

                        (a) DELAYS. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                        (b) AMENDMENTS. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by all parties, which are, at the time of such amendment or modification, subject to this Agreement.

                        (c) WAIVERS. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the enforcement of such waiver is sought.

                7.2. GOVERNING LAW; ATTORNEYS' FEES. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. he Company shall reimburse Lender for all costs and expenses, including attorneys' fees, reasonably incurred by Lender in connection with the administration or enforcement of any Loan Document (but subject to the $25,000 limitation specified in Section 2.3 above respecting the drafting and negotiation of the Loan Documents) if Lender is the prevailing party, whether or not suit if filed. In addition, in the event any action or proceeding is commenced concerning the interpretation or enforcement of any Loan Document, the prevailing party in such action or proceeding shall be entitled to recover reasonable attorneys' fees and costs of suit from the non-prevailing party.

                7.3. SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive the closing of the transactions contemplated hereby.

                7.4. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective directors, officers, parents, subsidiaries, affiliates, representatives, agents, successors, and assigns of each of the parties.

                7.5. ENTIRE AGREEMENT. This Agreement and the other documents delivered. pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

                7.6. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be transmitted by personal delivery, telefacsimile, or overnight courier addressed to the applicable party at its address or fax number set forth below its signature on the signature page hereof, or at such other address or fax number furnished to the other party in writing in accordance with this Section 7.6. Any such notice shall be effective on receipt during business hours on a business day.

                7.7. SEPARABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any manner be affected or impaired thereby.

                7.8. OTHER DOCUMENTS. The parties to this Agreement shall in good faith execute such other and further instruments, assignments or documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.

                7.9. INDEMNITY. The Company agrees to indemnify and save harmless Lender, the Lender's officers, directors, partners, employees and agents, and each person who controls such other party within the meaning of the Securities Act or the Exchange Act, from and against any and all costs, expenses, damages, claims, actions or other liabilities, including costs of investigation and defense (collectively, "Damages") suffered or incurred by any such indemnified party as a result of any breach by the Company of any of its agreements, representations, warranties or covenants contained in this Agreement, other than Damages resulting, directly or indirectly from the gross negligence or willful misconduct of the indemnified party; provided, however, that if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws.

                7.10. TITLES; INTERPRETATION. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. References herein to exhibits to this Agreement shall be deemed to incorporate all exhibits by reference. Where the context requires, the singular shall include the plural and the plural the singular.

                7.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts which may be delivered by facsimile and each of which shall be an original, but all of which together shall constitute one instrument, and which shall become effective when there exist copies signed by the Company and the Lender.

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives effective as of the date set forth on the first page hereof


COMPANY:                                    OMNIS TECHNOLOGY CORPORATION,
                                            A DELAWARE CORPORATION

                                            BY:  /s/ JAMES DORST
                                               ---------------------------------

                                            NAME:  JAMES DORST
                                                 -------------------------------

                                            TITLE: CFO/COO
                                                  ------------------------------

                                            981 INDUSTRIAL WAY
                                            SAN CARLOS, CALIFORNIA 94070-4117
                                            FAX NUMBER: 650-632-7130



LENDER:                                     ASTORIA CAPITAL PARTNERS, L.P.,
                                            A CALIFORNIA LIMITED PARTNERSHIP

                                            BY: ASTORIA CAPITAL MANAGEMENT, INC.
                                                ITS GENERAL PARTNER


                                               BY: /s/ RICK KOE
                                                  ------------------------------
                                                  RICK KOE, PRESIDENT

                                                  6600 92ND AVENUE S.W.
                                                  SUITE 370
                                                  PORTLAND OREGON 97223
                                                  FAX NUMBER:  (503) 244-3801